Supplement dated July 20, 2020
to the Flexible Premium Variable Annuity
VAROOM and VAROOM II Prospectuses, each dated May 1, 2020,
Issued by Integrity Life Insurance Company
through its Separate Account I

This is a supplement to the VAROOM prospectuses identified above. This supplement describes changes to ETFs that are available for purchase through Subaccounts of your VAROOM variable annuity. Please retain this supplement for future reference.

In Part 1 – Fees and Expense Tables and Summary of Contract, in the section titled “Total Annual Fund Operating Expenses,” (i) the minimum total operating expense charged by an ETF available for purchase through a Subaccount has been reduced from 0.035% to 0.03%, and (ii) the fee and expense information related to the ETF Shares of iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, and iShares Core U.S. Aggregate Bond ETF (each, a “Fund” and, together, the “Funds”) is replaced with the following current fee and expense information for the Funds:

Total Annual Fund Operating Expenses
Gross annual Fund expenses1 as a percentage of average net assets in each Fund:

Fund	Management Fees	12b-1 Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Gross Expenses
Equity Subaccounts:
iShares Core S&P 500 ETF [2,3]	0.03%	0.00%	0.00%	0.00%	0.03%
iShares Core S&P Mid-Cap ETF [2,3]	0.05%	0.00%	0.00%	0.00%	0.05%
iShares Core S&P Small-Cap ETF [2,3]	0.06%	0.00%	0.00%	0.00%	0.06%
Fixed Income Subaccounts:
iShares Core U.S. Aggregate Bond ETF [2,3,4,5]	0.04%	0.00%	0.00%	0.00%	0.04%

(1)
Each Fund’s expenses were provided in the most recent prospectus for that Fund. We have not independently verified the information. Current or future expenses may be more or less than those shown. More details concerning each Fund’s fees and expenses are contained in the prospectus for that Fund.

(2)
The Fund’s investment advisory agreement provides that the Fund’s investment advisor will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.

(3)	The Fund’s expense information in the table has been restated to reflect current fees.

(4)
The Fund may incur Acquired Fund Fees and Expenses (AFFEs). AFFEs reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of AFFEs is included in the total returns of the Fund. AFFEs are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

(5)
The Fund’s advisor has contractually agreed to waive a portion of its management fees in an amount equal to the AFFEs, if any, attributable to investments by the Fund in other registered investment companies advised by the Fund’s advisor or its affiliates, through June 30, 2026. The contractual waiver may be terminated prior to June 30, 2026 only upon written agreement of the Fund and the Fund’s advisor.

For more information about the Funds, including the risks of investing, refer to each Fund’s prospectus. For a prospectus, contact our offices in writing at Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-325-8583.

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